INVESTOR'S CERTIFICATE


            The undersigned, JEFFREY F. HIPP ("Investor"), intends to acquire __________________ (_______) shares of the common stock, par value $.01 (the "Securities") of POMEROY COMPUTER RESOURCES INC., a Delaware corporation (the "Company"), pursuant to the terms and conditions of an Agreement and Plan of Reorganization entered into between the Company's subsidiary, POMEROY COMPUTER RESOURCES OF SOUTH CAROLINA, INC., a South Carolina corporation (the "Subsidiary"), and Investor dated the ____ day of ________________, 1997. The
            Securities will be acquired by Investor from the Subsidiary upon the closing of the transactions contemplated by the Agreement and Plan of Reorganization.

            In order to induce the Company and Subsidiary to close the transactions contemplated by the Agreement and Plan of Reorganization and to induce the Subsidiary to issue the Securities, Investor hereby certifies to the Company and Subsidiary as follows:

            1. Investor's full name and business address are as follows:

                 Name:                         Business Address:


                 JEFFREY F. HIPP                    810 Dutch Square
            Boulevard
                                               Columbia, South Carolina
            29210

            2. Investor is purchasing the Securities in his own name and for his own account and no other person (other than the Escrow Agents under the Escrow Agreement) has any interest in or right with respect to the Securities (other than the unperfected security interest to secure certain contribution obligations among Investor and certain other individual parties to the Agreement and Plan of Reorganization), nor has he agreed to give any person such interest or right in the future.

            3. Investor is acquiring the Securities for investment purposes and not with a view to or for sale in connection with any distribution of the Securities. He recognizes that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the securities laws of the State of South Carolina or any other state, and that any disposition of the Securities is subject to restrictions imposed by federal and state law, and that the certificates representing the Securities will bear a restrictive legend to that effect. Investor also recognizes that he cannot transfer or dispose of the Securities absent
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            registration and qualification or an available exemption
            from registration and qualification. Investor represents that he is familiar with the provisions of Rule 144 of the Rules and Regulations of the Securities and Exchange Commission and that he understands that the Securities are "Restricted Securities" as such term is defined in said Rule
            144. The Investor understands that the South Carolina Division of Securities has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that no such recommendation or endorsement will be made.



            4. Investor has not seen nor received any advertisement or general solicitation with respect to the sale of the Securities.

            5. Investor represents that by reason of his business and/or financial experience, he is capable of evaluating the merits and risks of this investment in the shares of the Company and protecting his own interest in connection with the investment. Investor represents that he has elected not to use a Purchaser Representative (as such term is defined in S.E.C. Regulation 230.501) in connection with evaluating the merits and risks of this investment.

            6. Investor acknowledges that during the course of the negotiation of the Agreement and Plan of Reorganization, and before completing the acquisition of the Securities, he has been provided with financial and other written information about the Company. Investor has read the Agreement and Plan of Reorganization, reviewed it with counsel and been given the opportunity by the Company to obtain any information and ask any questions concerning the Company, the Subsidiary, the Securities and his investment that he has felt necessary, and to the extent that he has availed himself of that opportunity, has received satisfactory information and answers. If Investor has requested any additional information that the Company possessed or could acquire without unreasonable effort or expense and that was necessary to verify the accuracy of the financial and other written information furnished to him by the Company, that additional information was provided to him and was satisfactory. In reaching the decision to vote his stock in the Computer Store, Inc. to merge the Computer Store, Inc. into the Subsidiary, and to receive as partial consideration therefor the Securities, Investor has carefully evaluated Investor's financial resources and investment position and the risks associated with this investment, and Investor acknowledges that he is able to bear the economic risks of this investment. By electing to make this investment, Investor realizes that he may lose his entire investment. Investor fully acknowledges that his financial condition is
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            such that he is not under any present necessity or
            constraint to dispose of the Securities to satisfy any existing or contemplated debt or undertaking.

            7. Investor understands that the Company will instruct its transfer agent and registrar not to transfer all or any portion of the Securities to any other person, firm or entity, or to perform any registration unless the transfer is pursuant to a registration statement which is effective under the Act or an available exemption from the registration requirements of the Act. Investor hereby agrees that the following legend shall be placed on the face or back of all certificates representing the Securities:

                 "The shares of stock represented by this certificate
            have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws, and may not be offered or resold unless registered under the Act, and any applicable state securities law, or unless, in the opinion of counsel for the Investor, an exemption from registration is available, the availability of which must be established to the satisfaction of the Company."


            IN WITNESS WHEREOF, the undersigned has executed this Investor's Certificate this ____ day of ____________________, 1997.





                 ________________________________
                                               JEFFREY F. HIPP






                 Taxpayer Social Security No.:
            ________________________________
            ??
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